ISI STRATEGY FUND SHARES

                      Supplement Dated November 14, 2002 to
                        Prospectus Dated October 1, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "SALES CHARGES" on page 5, under the sub-section "PURCHASE PRICE," the existing schedule is replaced with the following:

                                                      SALES CHARGE AS % OF
                                                      --------------------
                                                                         NET
                                                    OFFERING           AMOUNT
         AMOUNT OF PURCHASE                          PRICE            INVESTED
         ------------------                          -----            --------

         Less than         $100,000....               3.00%             3.09%
         $100,000    -     $249,999....               2.50%             2.56%
         $250,000    -     $499,999....               2.00%             2.04%
         $500,000    -     $999,999....               1.50%             1.52%
         $1,000,000  -   $1,999,999....               0.75%             0.76%
         $2,000,000  -   $2,999,999....               0.50%             0.50%
         $3,000,000 and over ..........               None              None

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS TO THE PROSPECTUS.